Asset retirement and environmental obligations	12 Months Ended
Dec. 31, 2020
Asset retirement and environmental obligations
Asset retirement and environmental obligations

28    Asset retirement and environmental obligations

Accounting policy

Provision is made for asset retirement obligations, restoration and environmental costs when the liability arises due to the development or mineral production of an operating asset, based on the net present value of estimated closure costs. Management uses its judgment and previous experience to determine the potential scope of rehabilitation work required and the related costs associated with that work.

The cash flows are discounted to present value using a credit risk-adjusted rate that reflects current market assessments of the time value of the money and the specifics risks for the asset to be restored. The interest rate charges relating to the liability are recognized as an accretion expense in the Net financial results. Difference in the settlement amount of the liability are recognized in the income statement.

Critical accounting estimates and judgments

The initial recognition and the subsequent revisions of the asset retirement obligations consider critical future closure costs estimates and several assumptions such as interest rates, inflation and useful lives of the assets. These estimates are reviewed quarterly by the Company.

Cost estimates can vary in response to many factors of each site that include timing, expected life of mine, changes to the relevant legal or government requirements and commitments with stakeholders, review of remediation and relinquishment options, emergence of new restoration techniques, among others.

External experts support the cost estimation process where appropriate. These factors either isolated or consolidated could significantly affect the future financial results and balance sheet position.

(a)   Changes in the year

	2020			2019
	Asset retirement	Environmental
	obligations	obligations	Total	Total
Balance at the beginning of the year	222,377	71,450	293,827	270,283
Additions	—	—	—	777
Payments	(3,350)	(7,076)	(11,132)	(14,550)
Foreign exchange effects	(21,613)	(15,531)	(37,144)	(4,301)
Interest accrual	10,889	3,126	14,015	13,425
Remeasurement discount rate (i)	17,379	(3,112)	14,973	(3,635)
Changes in amount and time of cash flows (ii)	1,507	—	1,507	31,828
Balance at the end of the year	227,189	48,857	276,046	293,827
Current liabilities	24,510	8,585	33,095	19,001
Non-current liabilities	202,679	40,272	242,951	274,826
(i)

As of December 31, 2020, the credit risk-adjusted rate used for Peru was between 1.70% to 4.00%  (December 31, 2019:  5.2% to 7.8%) and for Brazil was between 0.07% to 6.75%  (December 31, 2019:  3.5% to 5.3%).

(ii)

In 2019, as part of its annual asset retirement obligations review, the Company increased its expectation of disbursements on decommissioning obligations in certain operations, in accordance with updates in its environmental or asset retirement studies. Property, plant and equipment has been increased by the same amount in accordance with the update of asset retirement studies of the year ended December 31, 2019. For the year ended December 31, 2020, there were no updated environmental studies.